                                                                    Exhibit 10.2


     THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF
     MAY BE MADE UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT
     HERETO OR THERETO HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT
     AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER ANY APPLICABLE STATE SECURITIES LAWS HAS BECOME EFFECTIVE, OR (2) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                TEAMVEST, INC.
                          CONVERTIBLE PROMISSORY NOTE


Charlotte, North Carolina
$2,000,000                                             August 9, 2000


     FOR VALUE RECEIVED, TEAMVEST, INC., a Delaware corporation with its principal offices in Charlotte, North Carolina (the "Company), hereby promises to pay to the order of ELECTRONIC MARKET CENTER, INC. or its assigns (the "Holder"), the principal sum of TWO MILLION DOLLARS ($2,000,000), or such lesser amount as may constitute the unpaid principal amount of the Loan made by the Holder under the Loan Agreement (as hereinafter defined), with interest thereon as hereinafter provided.

     1.  Issuance.  This Convertible Promissory Note (this "Note") is issued to
         --------
evidence a Loan made pursuant to a Convertible Loan Agreement, dated as of August 9, 2000, between the Company and the Holder (the "Loan Agreement"), the terms and provisions of which are incorporated herein and made a part hereof by reference as if fully set forth herein. Capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

     2.  Interest.  The Company hereby promises to pay interest on the unpaid
         --------
principal amount of this Note at the rate and at the times provided in the Loan Agreement.

     3.  Payment.  All payments of principal of and interest on this Note shall
         -------
be made in lawful money of the United States of America to the Holder at its address for notices as provided in the Loan Agreement or, in the event of any assignment or other transfer of this Note, to the assignee or transferee at its address as provided in writing to the Company.

     4.   Prepayment.  This Note may not be prepaid in whole or in part prior to
          ----------
maturity except on the terms and subject to the conditions provided in the Loan Agreement.

     5.   Maturity.  Unless sooner converted, or unless and to the extent sooner
          --------
prepaid, in each case as set forth in the Loan Agreement, all outstanding principal of and all accrued and unpaid interest on this Note shall be due and payable on December 31, 2000.

     6.   Conversion. This Note shall be convertible into equity securities of
          ----------
the Company in the manner, on the terms and subject to the conditions provided in the Loan Agreement.

     7.   Events of Default; Remedies.
          ---------------------------

          7.1  Events of Default.  The occurrence of any one or more of the
               -----------------
following events shall constitute an "Event of Default" hereunder:

          (a) the Company shall default in the payment of any principal of or interest on this Note when and as the same shall become due and payable, and such failure shall continue for a period of ten (10) days;

          (b) the Company shall fail to observe or comply with any covenant or agreement required to be observed or complied with by it under this Note or the Loan Agreement, and such failure shall continue for a period of thirty
     (30) days after receipt by the Company of written notice thereof from the Holder;

          (c) any representation or warranty made by the Company in the Loan Agreement shall have been incorrect in any material respect when made;

          (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of the Company or of a substantial part of its property or assets under Title 11 of the United States Code or any other bankruptcy, insolvency, receivership or similar law, the appointment of a receiver, trustee, custodian, sequestrator, conservator or a similar official for the Company or for a substantial part of its property or assets, or the winding up or liquidation of the Company; and such proceeding or petition shall continue undismissed for a period of sixty (60) days, or an order or decree approving or ordering any of the foregoing shall be entered; or

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

          (e) the Company shall voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other bankruptcy, insolvency, receivership or similar law, consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding for the filing of any petition described in subsection (d) of this Section 7.1, apply for or consent to the appointment of a receiver, trustee, custodian, conservator or similar official for the Company, or for a substantial part of its property or assets, file an answer admitting the material allegations of a petition filed against it in any such proceeding, make a general assignment for the benefit of creditors, or take any action for the purpose of effecting any of the foregoing.

          7.2  Remedies.  If an Event of Default occurs under Section 7.1(d) or
               --------
(e), then the outstanding principal of and interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Company. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Company, may declare all or any portion of the principal of and interest on this Note to be due and payable immediately, whereupon such principal and interest shall become immediately due and payable. In addition, upon the occurrence and during the continuance of any Event of Default, the Holder may proceed to protect and enforce its rights and remedies hereunder and under the Loan Agreement by exercising such other remedies as are available under applicable law, whether by suit in equity, action at law or by other appropriate proceeding, and whether for specific performance of any covenant or agreement contained herein or in the Loan Agreement or in aid of the exercise of any power granted herein or in the Loan Agreement. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     8.   Attorney's Fees.  If the indebtedness represented by this Note or any
          ---------------
part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by Holder.

     9.   Successors and Assigns.  The provisions of this Note shall be binding
          ----------------------
on the successors and assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder, and the term "Holder" as used herein shall include any successors and assigns of the Holder.

     10.  Notices.  All notices, demands or other communications to be given or
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delivered under or by reason of the provisions of this Note shall be given in the manner provided for in the Loan Agreement.

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

     11.  Waivers.  To the extent permitted by applicable law, the Company
          -------
hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

     12.  Severability.  To the extent any provision of this Note is prohibited
          ------------
by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Note in any jurisdiction

     13.  Headings.  The headings of the various sections and subsections of
          --------
this Note have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

     14.  Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.


                         (signature on following page)

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

     IN WITNESS WHEREOF, the Company has duly executed this Note as of the date first above written.

                                                  TEAMVEST, INC.


                                                  By:  /s/ Jonathan W. Norwood
                                                     --------------------------

                                                  Title:   CFO
                                                        -----------------------

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